Exhibit 10.7

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this “Agreement”), dated as of August 25, 2006, is made by BLAST ENERGY SERVICES, INC., a California corporation (“Blast Energy Services”), and EAGLE DOMESTIC DRILLING OPERATIONS LLC, a Texas limited liability company (“Eagle”, and together with Blast Energy Services, each a “Grantor” and collectively, the “Grantors”), in favor of LAURUS MASTER FUND, LTD. (“Laurus”).

WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof by and between Blast Energy Services and Laurus (as from time to time amended, restated, supplemented or otherwise modified, the “Purchase Agreement”), Laurus has agreed to provide certain financial accommodations to Blast Energy Services;

WHEREAS, pursuant to that certain Guaranty dated as of the date hereof made by Eagle (the “Guarantor”) in favor of Laurus (as from time to time amended, restated, supplemented or otherwise modified, the “Guaranty”), the Guarantor guaranteed all of the obligations and liabilities of Blast Energy Services under the Purchase Agreement and the Related Agreements (as defined in the Purchase Agreement).

WHEREAS, Laurus is willing to enter into the Purchase Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Laurus this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

Section 1DEFINED TERMS.

(a)When used herein the following terms shall have the following meanings:

“Copyright Licenses” means all written agreements naming any Grantor as licensor or licensee, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, and whether any Grantor is named as licensor, licensee or otherwise.

“Copyrights” means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

“General Intangibles” shall have the meaning provided thereto in Section 9-102 of the UCC, as amended, restated or otherwise modified from time to time.

“Intellectual Property” shall mean all rights, title and interests in or relating to intellectual property and industrial property of each Grantor and all IP Ancillary Rights relating thereto, including all Copyrights, Patents, Trademarks, Internet Domain Names and IP Licenses.

“Internet Domain Names” means all rights, title and interests (and all related IP Ancillary Rights) of each Grantor in or relating to internet domain names.

“IP Ancillary Rights” shall mean with respect to any Copyrights, Patents, Trademarks, Internet Domain Names and IP Licenses, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of, such intellectual property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such intellectual property, including all rights to sue or recover at law or in equity for any past, present or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP Licenses” shall mean Copyright Licenses, Patent Licenses and Trademark Licenses.

“Master Security Agreement” shall have the meaning provided thereto in Section 5 hereof.

“Obligations” shall have the meaning provided thereto in the Master Security Agreement.

“Patent Licenses” means all agreements, whether written or oral, relating to any Patent, including agreements providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, and whether any Grantor is named as licensor, licensee or otherwise.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, and all reissues and extensions of such letters patent, (b) all applications for letters patent of the United States or any other county and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

“Trademark Licenses” means, collectively, each agreement, whether written or oral, relating to any Trademark, including agreements providing for the grant by or to any Grantor of any right to use any Trademark, and whether any Grantor is named as licensor, licensee or otherwise.

“Trademarks” means (a) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, services marks, logos, and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or political subdivision thereof, or otherwise, and all common-law rights thereto, and (b) the right to obtain all renewals, reissues or extensions thereof.

“UCC” shall have the meaning provided thereto in the Master Security Agreement.

(b)All capitalized terms used but not otherwise defined herein have the meanings given to them in the Purchase Agreement.

Section 2GRANT OF SECURITY INTEREST IN INTELLECTUAL PROPERTY COLLATERAL. To secure the complete and timely payment of all the Obligations of the Grantors now or hereafter existing from time to time, each Grantor hereby grants to Laurus a continuing first priority security interest in all of such Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Collateral”):

(a) all of its Patents and Patent Licenses to which it is a party including those referred to on Schedule I hereto;

(b) all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule II hereto;

(c) all of its Copyrights and Copyright Licenses to which it is a party including those referred to on Schedule III hereto;

(d) all of its Internet Domain Names including those referred to on Schedule IV hereto;

(e) all IP Ancillary Rights;

(f) all goodwill of the business connected with the use of, and symbolized by, any of the Intellectual Property; and

(g) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Intellectual Property or Intellectual Property licensed under any IP License and (ii) injury to the goodwill associated with any Intellectual Property or any Intellectual Property licensed under any IP License.

Section 3REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

(a) Such Grantor does not have any interest in, or title to, (a) any Patents or Patent Licenses except as set forth on Schedule I, (b) any Trademarks or Trademark Licenses except as set forth on Schedule II, (c) any Copyrights or Copyright Licenses except as set forth on Schedule III or (d) any Internet Domain Names except as set forth on Schedule IV.

(b) Each of its Patents, Trademarks and Copyrights is valid and enforceable, and there is no claim that the use of any of them violates the rights of any third party.

(c) The IP Licenses are in full force and effect, and such Grantor is not in breach or default under any of the IP Licenses.

(d) This Agreement is effective to create a valid and continuing first priority lien on and perfected security interests in favor of Laurus in all of such Grantor’s Patents, Trademarks, Copyrights, IP Licenses and Internet Domain Names and such perfected security interests are enforceable as such as against any and all creditors of, and purchasers from, such Grantor.

(e) Upon filing of this Agreement with the United States Patent and Trademark Office and the United States Copyright Office and the filing of appropriate financing statements, all action necessary or desirable to protect and perfect Laurus’ Lien on each Grantor’s Patents, Trademarks, Copyrights and Internet Domain Names shall have been duly taken.

Section 4COVENANTS. Each Grantor covenants and agrees with Laurus that from and after the date of this Agreement:

(a) Such Grantor shall notify Laurus immediately if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court) regarding such Grantor’s ownership of or right to use any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

(b) In no event shall such Grantor, either directly or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Laurus prior written notice thereof, and, upon request of Laurus, such Grantor shall execute and deliver a supplement hereto (in form and substance satisfactory to Laurus) to evidence Laurus’ lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

(c) Such Grantor shall take all actions necessary or requested by Laurus to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Internet Domain Names (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

(d) In the event that any of the Collateral is infringed upon, misappropriated or diluted by a third party, such Grantor shall notify Laurus promptly after such Grantor learns thereof. Such Grantor shall, unless it shall reasonably determine that such Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Laurus shall deem appropriate under the circumstances to protect such Collateral.

(e) Upon the request of Laurus, such Grantor shall execute and deliver to Laurus, in form and substance reasonably acceptable to Laurus and suitable for recording with the appropriate internet domain name registrar, a duly executed form of assignment for all Internet Domain Names of such Grantor (together with appropriate supporting documentation as may be requested by Laurus).

Section 5MASTER SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Laurus by each Grantor pursuant to the Master Security Agreement, dated as of the date hereof, among the Grantors and Laurus (as amended, restated or otherwise modified from time to time, the “Master Security Agreement”). Each Grantor and Laurus hereby acknowledges and affirms that the rights and remedies of Laurus with respect to the security interest in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

Section 6REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 7INDEMNIFICATION. (a) Each Grantor assumes all responsibility and liability arising from the use of the Patents, Trademarks and/or Copyrights and each Grantor hereby indemnifies and holds Laurus harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of such Grantor’s operations of its business from the use of the Patents, Trademarks and/or Copyrights. (b) In any suit, proceeding or action brought by Laurus under any IP License for any sum owing thereunder, or to enforce any provisions of such IP License, Grantors will indemnify and keep Laurus harmless from and against all expense, loss or damage suffered by reason of any defense, set off, counterclaim, recoupment or reduction or liability whatsoever of the obligee thereunder, arising out of a breach by the applicable Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against Laurus.

Section 8NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Purchase Agreement with respect to Blast Energy Services and the Guaranty with respect to the Guarantor.

Section 9TERMINATION OF THIS AGREEMENT. Subject to Section 6 hereof, this Agreement shall terminate upon indefeasible payment in full in cash of all Obligations and irrevocable termination of the Purchase Agreement and the Guaranty.
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IN WITNESS WHEREOF, each Grantor has caused this Intellectual Property Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

BLAST ENERGY SERVICES, INC. By: /s/ John O’Keefe Name: John O’Keefe Title: EVP, CFO, & Co-CEO
EAGLE DOMESTIC DRILLING OPERATIONS LLC By: BLAST ENERGY SERVICES, INC., its sole member By: /s/ David M. Adams Name: David M. Adams Title: President & Co-CEO
ACCEPTED AND ACKNOWLEDGED BY: LAURUS MASTER FUND, LTD. By: /s/ Laurus Master Fund, LTD. Name: Title:

STATE OF TEXAS )
) ss:
COUNTY OF HARRIS )

On the 24th day of August, 2006, before me personally came John O’Keefe to me known, who being by me duly sworn, did depose and say he is the Executive Vice President, Chief Financial Officer and Co-CEO of Blast Energy Services, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

/s/ Delores M. Trapani
Notary Public
My Commission Expires: March 04, 2009

STATE OF TEXAS )
) ss:
COUNTY OF HARRIS )

On the 24th day of August, 2006, before me personally came David Adams to me known, who being by me duly sworn, did depose and say he is the President and Co-CEO of Blast Energy Services, Inc., the sole member of Eagle Domestic Drilling Operations LLC, the limited liability company described in and which executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of said corporation.

/s/ Delores M. Trapani
Notary Public
My Commission Expires: March 04, 2009

SCHEDULE I

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT
I. PATENT REGISTRATIONS
Grantor	Patent	Reg. No.	Date
None.

II. PATENT APPLICATIONS
Grantor	Patent	Application No.	Filing Date
Blast Energy Services, Inc. (50% owner of the Patent)	Method and Apparatus for Jet-Fluid Abrasive Cutting	60/527,308	November 12, 2004

III. PATENT LICENSES
Grantor	Patent	Reg. No.	Owner	Date	Exclusivity	Type of License
Blast Energy Services, Inc.	Method of an Apparatus for Horizontal Well Drilling	5,413,184	Carl Landers	5/9/95	Not Exclusive	Sublicense to Blast Energy Services under terms of license sale to Maxim TEP
Blast Energy Services, Inc.	Method of and Apparatus for Horizontal Well Drilling	5,853,056	Carl Landers	12/29/98	Not Exclusive	Sublicense to Blast Energy Services under terms of license sale to Maxim TEP

SCHEDULE II

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(m) TRADEMARK REGISTRATIONS
GRANTOR	REG. NO.	MARK	COUNTRY	REG. DATE
None.

(n) TRADEMARK APPLICATIONS
GRANTOR	SER. NO.	MARK	COUNTRY	FILING DATE
None.

(o) TRADEMARK LICENSES
GRANTOR	REG. NO.	MARK	COUNTRY	REG. DATE	EXCLUSIV-ITY	TYPE OF LICENSE
None.

SCHEDULE III

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT
(a) COPYRIGHT REGISTRATIONS
Grantor	Copyright	Reg. No.	Date
None.

(b) COPYRIGHT APPLICATIONS
Grantor	Copyright	Date
None.

(c) COPYRIGHT LICENSES
Grantor	Copyright	Reg. No.	Date	Exclusivity	Type of License
None.

SCHEDULE IV

TO

INTELLECTUAL PROPERTY SECURITY AGREEMENT

INTERNET DOMAIN NAMES

blastenergyservices.com

blast-es.com

verdisys.com